Exhibit 10.7

THIS PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF REASONABLY REQUESTED, AN OPINION OF COUNSEL SATISFACTORY TO ASPEN AEROGELS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

THIS NOTE IS ALSO SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER AS PROVIDED IN SECTION 6.4 OF THAT CERTAIN NOTE PURCHASE AGREEMENT, DATED AS OF DECEMBER 6, 2011, AMONG ASPEN AEROGELS, INC. AND THE PURCHASERS PARTY THERETO (AS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME).

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). BEGINNING ON [    ], THE HOLDER OF THIS NOTE MAY, UPON REQUEST, OBTAIN FROM THE CHIEF FINANCIAL OFFICER OF ASPEN AEROGELS, INC. THIS NOTE’S ISSUE PRICE, ISSUE DATE, AMOUNT OF OID AND YIELD TO MATURITY BY CONTACTING SUCH PERSON AT (508) 691-1111.

THIS NOTE IS ALSO SUBJECT TO (A) THE SUBORDINATION AGREEMENT, DATED AS OF [    ] BETWEEN SILICON VALLEY BANK AND THE PERSONS PARTY THERETO AND (B) THE SUBORDINATION AGREEMENT, DATED AS OF [    ], BETWEEN PJC CAPITAL LLC AND THE PERSONS PARTY THERETO (AS EACH AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME).

ASPEN AEROGELS, INC.

FORM OF SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$[ ]	[ ]

FOR VALUE RECEIVED, ASPEN AEROGELS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to [    ] (the “Lender”), the principal sum of $[                    ] (the “Principal Amount”), together with interest thereon accruing on and from the date hereof until paid, at an annual rate equal to 8% (which shall be increased to 10% following the occurrence and during the continuance of any Event of Default in accordance with the terms of the Purchase Agreement), compounded annually on December 31 of each year. Interest shall be calculated based on a 360-day year, but in no event shall the rate of interest exceed the maximum rate, if any, allowable under applicable law. The Principal Amount plus accrued interest under this Note up to and including the applicable date is referred to herein as the “Outstanding Balance”.

This subordinated convertible promissory note (this “Note”) is issued by the Borrower pursuant to that certain Note Purchase Agreement dated as of December 6, 2011 (the “Purchase Agreement”), entered into between the Borrower and the persons listed thereto (the “Purchasers”), and is subject to, and Borrower and Lender shall be bound by, all the terms, conditions and provisions of the Purchase Agreement. This Note and the other notes issued pursuant to the Purchase Agreement are hereinafter referred to as the “Notes.” The Lender and the other lenders with respect to the Notes are hereinafter referred to as the “Lenders.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

1. Payment. Subject to Section 6 hereof, accrued interest shall be (i) payable in cash at the time Borrower pays the Principal Amount or such other amounts required to be paid under this Note pursuant to Sections 2, 3 or 7 hereof or (ii) converted together with the outstanding Principal Amount under this Note in accordance with Section 6 hereof. No interest shall be payable other than as set forth in the preceding sentence. Unless the indebtedness outstanding under this Note is converted in accordance with Section 6 hereof, all payments on account of principal and interest, or such other amounts required to be paid under this Note, shall be made in lawful money of the United States of America at the principal office of the Lender, or such other place as the holder hereof may from time to time designate in writing to the Borrower.

2. Payment at Maturity; Liquidation Event.

(a) Unless this Note is converted into capital stock of the Borrower in accordance with Section 6 hereof or repaid prior to the Maturity Date (as defined below) in accordance with, and subject to, Section 3 hereof, an amount equal to (i) the then Outstanding Balance, multiplied by (ii) 1.375 (the product of (i) and (ii), the “Payoff Amount”), shall be due and payable on the date that is three (3) years after the Initial Closing (the “Maturity Date”).

(b) Unless this Note is otherwise repaid in accordance with Section 7, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Borrower, and unless this Note has been previously converted as provided herein, the Payoff Amount shall be immediately due and payable to the Lender on the effective date of such liquidation, dissolution or winding up.

3. Prepayment. Borrower may not prepay this Note nor any interest hereon without the consent of the Lender.

4. Transfer and Exchange. The holder of this Note may, subject to any restrictions on transfers or assignments in Section 6.4 of the Purchase Agreement (the “Transfer Restrictions”), surrender this Note at the principal office of the Borrower for transfer or exchange. Within a reasonable time after notice to the Borrower from such holder of its intention to make such exchange and without expense to such holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefor, in such denominations of at least $50,000 as shall be specified by such holder, another note or notes for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered. Subject to the Transfer Restrictions, each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

5. New Note. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon delivery of a customary indemnity agreement to the Borrower, or, in the case of any such mutilation, upon surrender and cancellation of the Note, as the case may be, the Borrower will issue a new Note of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note.

6. Conversion of Note.

(a) Qualified IPO. In the event of a Qualified IPO (as defined below), but contingent upon the closing of such Qualified IPO, the Outstanding Balance will automatically convert on the closing date of such Qualified IPO into an amount of unregistered shares of Common Stock, par value $0.001 per share, of the Borrower or such other equity securities offered in such public offering (as applicable, the “Common Stock”) equal to (i) the Outstanding Balance on such closing date, divided by (ii) the applicable Conversion Price (as defined below).

(b) Non-Qualified IPO. In the event of an underwritten public offering of Common Stock other than a Qualified IPO (a “Non-Qualified IPO”), at the election of Lenders holding at least 66 2/3% of the then outstanding principal amount of the Notes, the Outstanding Balance will convert on the closing date of such Non-Qualified IPO into an amount of unregistered shares of Common Stock equal to (i) the Outstanding Balance on such closing date, divided by (ii) the applicable Conversion Price.

(c) Definitions.

(i) A “Qualified IPO” means the first underwritten public offering of Common Stock, that results in the Common Stock being listed on a United States national securities exchange and (i) that has a minimum gross offering size of at least $60 million or (ii) in which the holders of a majority of the outstanding Series A Preferred Stock and Series B Preferred stock, voting together as a class, elect to convert such preferred stock into shares of Common Stock.

(ii) “Conversion Price” means (A) the price per share of Common Stock paid by purchasers of shares of Common Stock in the applicable underwritten public offering (the “Offering Price”), multiplied by (B) the applicable Conversion Percentage (as defined below).

(iii) “Conversion Percentage” means (A) prior to the first anniversary of the issuance of the Notes (such issuance date of the Notes, the “Issuance Date”), 87.5%, (B) on or after the first anniversary and prior to the second anniversary of the Issuance Date, 75%, and (C) on or after the second anniversary of the Issuance Date, 62.5%.

(d) Conversion Procedures; Other Notices. The Borrower shall give notice of a Qualified IPO, Non-Qualified IPO or Sale of the Borrower (as defined below) (each, a “Triggering Event”) to the Lender as soon as is reasonably practicable prior to the closing of such Triggering Event, but in any case at least (10) business days prior to the closing of any such Triggering Event.

(e) Cash in Lieu of Fractional Shares. No fractional share or interest of Common Stock or scrip representing fractional shares or interests shall be issued upon conversion of this Note. Instead of any fractional shares or interest of Common Stock, which would otherwise be issuable upon conversion of this Note, the Borrower shall pay to the Lender a cash adjustment in an amount equal to the product of such fractional interest multiplied by the Offering Price.

(f) Issuance of Common Stock. Upon the occurrence of any conversion specified in this Section 6, the Lender shall surrender this Note at the office of the Borrower or of its transfer agent against delivery of the applicable amount of Common Stock into which this Note surrendered was convertible on the date on which such conversion occurred. The Borrower shall not be obligated to issue Common Stock issuable upon such conversion unless the Note being converted is either delivered to the Borrower or any such transfer agent, or the Lender provides evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of the Note and the Lender agrees to indemnify and hold harmless the Borrower in respect of any such lost, stolen, destroyed or mutilated Note.

7. Sale of the Borrower.

(a) In the event of a Sale of the Borrower, but, for the avoidance of doubt, contingent upon the closing of such Sale of the Borrower, the Notes shall become due and payable on the closing date of such Sale of the Borrower in cash, in preference to all equity securities of the Borrower, for an amount equal to (i) the Outstanding Balance, divided by (ii) the applicable Conversion Percentage.

(b) “Sale of the Borrower” means (i) a merger or consolidation of the Borrower or any of its Subsidiaries with or into another corporation (with respect to which less than a majority of the outstanding voting power or equity securities of the surviving or consolidated corporation immediately following such event is held by persons or entities who were stockholders of the Borrower immediately prior to such event); (ii) the sale, license, disposition or other transfer of all or substantially all of the properties and assets of the Borrower or any of its Subsidiaries; (iii) any acquisition by any person (or group of affiliated or associated persons) of beneficial ownership of a majority of the equity of the Borrower or of any Subsidiary (whether or not newly-issued shares) in a single transaction or a series of related transactions; or (iv) any other similar change of control of fifty percent (50%) or more of the outstanding voting power of the Borrower or any Subsidiary.

8. Default. This Note shall be subject to the Event of Default provisions set forth in Article VII of the Purchase Agreement.

9. Governing Law. This Note shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflicting provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the laws of any jurisdiction other than the Commonwealth of Massachusetts to be applied. In furtherance of the foregoing, the internal law of the Commonwealth of Massachusetts will control the interpretation and construction of this Note, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

10. Cancellation of Note. Upon the payment and/or conversion of the Outstanding Balance, or, if applicable, the Payoff Amount, this Note shall be canceled.

11. Collection Expenses. The Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

12. Amendment. Any provision of this Note, except for (i) the principal amount of this Note, (ii) the interest rate in connection therewith, (iii) Section 2, (iv) Section 3 and (v) Section 6, may be amended or waived with the written consent of Lenders holding at least 66 2/3% of the aggregate principal amount of the Notes then outstanding so long as such amendment or waiver does not materially adversely affect the rights and obligations of a Lender in a manner different from the other Lenders.

13. Waiver. Borrower hereby waives presentment, protest, demand for payment, notice of dishonor, and any and all other notices or demands in connection with the deliver, acceptance, performance, default, or enforcement of this Note.

14. Adjustment. All references to share amounts and prices herein shall be equitably adjusted to reflect any stock split, combination, stock dividend or similar event affecting the capital stock of the Borrower.

15. Notice. All notices shall be delivered pursuant to the terms of Section 9.5 of the Purchase Agreement.

16. Lender Actions. Lender may not take any action with respect to this Note, whether to enforce its rights under this Note or otherwise, without the prior written consent of Lenders holding at least 66 2/3% of the aggregate principal amount of the Notes then outstanding.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer as of the date first above written.

ASPEN AEROGELS, INC.

By:
Name:	John F. Fairbanks
Title:	Vice President and CFO

[Signature Page to Subordinated Convertible Promissory Note]

NOTE MODIFICATION AGREEMENT

This Note Modification Agreement (this “Agreement”) is entered into as of March 28, 2013 by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”) and the Purchaser set forth on the signature page hereto, being the Purchaser of one or more Notes issued pursuant to the terms and provisions of the Note Purchase Agreement, dated December 6, 2011, among the Company and the Purchasers party thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated March 1, 2012, that certain Consent and Amendment No. 2 to Note Purchase Agreement dated June 11, 2012, and that certain Consent and Amendment No. 3 to Note Purchase Agreement dated of even date herewith (as amended, the “NPA”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the NPA.

WHEREAS, the Company and the undersigned Purchaser as a Lender under one or more Notes wish to amend and modify certain terms of such Note or Notes.

NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The final paragraph of the legend of each Note is amended by deleting in its entirety and replacing it with the following:

THIS NOTE IS ALSO SUBJECT TO (A) A SUBORDINATION AGREEMENT BETWEEN SILICON VALLEY BANK AND THE PERSONS PARTY THERETO, DATED AS OF DECEMBER 6, 2011, OR MARCH 1, 2012, (B) A SUBORDINATION AGREEMENT BETWEEN PJC CAPITAL LLC AND THE PERSONS PARTY THERETO, DATED AS OF DECEMBER 6, 2011, OR MARCH 1, 2012, AND (C) THE SUBORDINATION AGREEMENT, DATED AS OF MARCH 28, 2013, BETWEEN THE SENIOR CREDITORS AND JUNIOR CREDITORS PARTY THERETO (AS EACH AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME).

2. Section 2(a) of each Note is amended by deleting such section in its entirety and replacing it with the following:

(a) Unless this Note is converted into capital stock of the Borrower in accordance with Section 6 hereof or repaid prior to the Maturity Date (as defined below) in accordance with, and subject to, Section 3 hereof, an amount equal to (i) the then Outstanding Balance, multiplied by (ii) 1.375 (the product of (i) and (ii), the “Payoff Amount”), shall be due and payable on December 6, 2016 (the “Maturity Date”).

3. Except to the extent amended hereby, all of the terms, provisions and conditions of each Note are hereby ratified and confirmed and shall remain in full force and effect.

4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Agreement may be executed by facsimile or by electronic or PDF file.

[Signature pages follow]

[Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By:	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:	CFO

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

GKFF VENTURES I, LLC
(f/k/a Argonaut Ventures I, LLC)

By:	/s/ Robert Thomas
Name:	Robert Thomas
Title:	Manager and Vice President

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

RESERVOIR CAPITAL MASTER FUND, L.P.

By:	Reservoir Capital Group, L.L.C.
Its:	General Partner

By:	/s/ Craig A. Huff
Name:	Craig A. Huff
Title:	Co-Chief Executive Officer

RESERVOIR CAPITAL MASTER FUND, L.P.

By:	RCP GP, LLC
Its:	General Partner

By:	/s/ Craig A. Huff
Name:	Craig A. Huff
Title:	Co-Chief Executive Officer

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

ARCAPITA VENTURES I LIMITED

By:	/s/ John Huntz
Name:	John Huntz
Title:	Executive Director

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

TENAYA CAPITAL IV, L.P.
By: Tenaya Capital IV Annex GP, LLC, its General Partner

By:	/s/ Dave Markland
Dave Markland
Attorney-In-Fact

TENAYA CAPITAL IV-C, L.P.
By:	Tenaya Capital IV GP, LP, its General Partner
By:	Tenaya Capital IV GP, LLC, its General Partner

By:	/s/ Dave Markland
Dave Markland
Attorney-In-Fact

TENAYA CAPITAL IV-P, L.P.
By:	Tenaya Capital IV GP, LP, its General Partner
By:	Tenaya Capital IV GP, LLC, its General Partner

By:	/s/ Dave Markland
Dave Markland
Attorney-In-Fact

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

BASF VENTURE CAPITAL GMBH

By:	/s/ Dirk Nachtigal
Name:	Dirk Nachtigal
Title:	Managing Director

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

LEHMAN BROTHERS OFFSHORE PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:	Lehman Brothers Offshore Partners Ltd
Its:	General Partner

By:	/s/ Ashvin Rao
Name:	Ashvin Rao
Title:	Authorized Signatory

LEHMAN BROTHERS PARTNERSHIP ACCOUNT 2000/2001, L.P.

By:	LBI Group Inc.
Its:	General Partner

By:	/s/ Ashvin Rao
Name:	Ashvin Rao
Title:	Authorized Signatory

LEHMAN BROTHERS VENTURE CAPITAL PARTNERS II, L.P.

By:	Venture Associates II GP LP
Its:	General Partner

By:	Lehman Brothers Venture Associates II LLC
Its:	General Partner

By:	/s/ Ashvin Rao
Name:	Ashvin Rao
Title:	Authorized Signatory

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

ROCKPORT CAPITAL PARTNERS, L.P.

By:	RockPort Capital, L.L.C.
Its:	General Partner

By:	/s/ David J. Prend
Name:	David J. Prend
Title:	Managing General Partner

ROCKPORT CAPITAL PARTNERS II, L.P.

By:	RockPort Capital II, L.L.C.
Its:	General Partner

By:	/s/ David J. Prend
Name:	David J. Prend
Title:	Managing General Partner

RP CO-INVESTMENT FUND I, L.P.

By:	RP Co-Investments Fund I, GP, LLC
Its:	General Partner

By:	/s/ David J. Prend
Name:	David J. Prend
Title:	Managing General Partner

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR INDUSTRIALS FUND

By:	/s/ Stephen Sadoski
Name:	Stephen Sadoski
Title:	Deputy Treasurer

FIDELITY PURITAN TRUST: FIDELITY PURITAN FUND

By:	/s/ Stephen Sadoski
Name:	Stephen Sadoski
Title:	Deputy Treasurer

FIDELITY SELECT PORTFOLIOS: INDUSTRIALS PORTFOLIO

By:	/s/ Stephen Sadoski
Name:	Stephen Sadoski
Title:	Deputy Treasurer

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

VARIABLE INSURANCE PRODUCTS FUND IV: INDUSTRIALS PORTFOLIO

By:	/s/ Stephen Sadoski
Name:	Stephen Sadoski
Title:	Deputy Treasurer

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

MOUNT HOPE ASPEN, LLC

By:	/s/ Brian Scanlan
Name:	Brian Scanlan
Title:	Manager

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

NOTE MODIFICATION AGREEMENT

This Note Modification Agreement (this “Agreement”) is entered into as of May 6, 2013, by and among Aspen Aerogels, Inc., a Delaware corporation (the “Company”) and the Purchaser set forth on the signature page hereto, being the Purchaser of one or more Notes issued pursuant to the terms and provisions of the Note Purchase Agreement, dated December 6, 2011, among the Company and the Purchasers party thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated March 1, 2012, that certain Consent and Amendment No. 2 to Note Purchase Agreement dated June 11, 2012, and that certain Consent and Amendment No. 3 to Note Purchase Agreement dated March 28, 2013 (as amended, the “NPA”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the NPA.

WHEREAS, the Company and the undersigned Purchaser as a Lender under one or more Notes wish to amend and modify certain terms of such Note or Notes.

NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The final paragraph of the legend of each Note is amended by deleting in its entirety and replacing it with the following:

THIS NOTE IS ALSO SUBJECT TO (A) A SUBORDINATION AGREEMENT BETWEEN SILICON VALLEY BANK AND THE PERSONS PARTY THERETO, DATED AS OF DECEMBER 6, 2011, OR MARCH 1, 2012, (B) A SUBORDINATION AGREEMENT BETWEEN PJC CAPITAL LLC AND THE PERSONS PARTY THERETO, DATED AS OF DECEMBER 6, 2011, OR MARCH 1, 2012, AND (C) THE SUBORDINATION AGREEMENT, DATED AS OF MAY 6, 2013, BETWEEN THE SENIOR CREDITORS AND JUNIOR CREDITORS PARTY THERETO (AS EACH AGREEMENT MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME).

2. Section 2(a) of each Note is amended by deleting such section in its entirety and replacing it with the following:

(a) Unless this Note is converted into capital stock of the Borrower in accordance with Section 6 hereof or repaid prior to the Maturity Date (as defined below) in accordance with, and subject to, Section 3 hereof, an amount equal to (i) the then Outstanding Balance, multiplied by (ii) 1.375 (the product of (i) and (ii), the “Payoff Amount”), shall be due and payable on December 6, 2016 (the “Maturity Date”).

3. Except to the extent amended hereby, all of the terms, provisions and conditions of each Note are hereby ratified and confirmed and shall remain in full force and effect.

4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all which together shall constitute one and the same agreement. This Agreement may be executed by facsimile or by electronic or PDF file.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

ASPEN AEROGELS, INC.

By:	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:	Vice President and CFO

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

NICHIAS CORPORATION

By:	/s/ Kunihiko Yano
Name:	Kunihiko Yano
Title:	President and Chief Executive Officer
NICHIAS Corporation

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Thomas L. Cunningham Trust
Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Susan Zimmerman
Name:
	Title:	Trustee
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Charles C. Cunningham, Jr. Trust 1990
Name:	Charles C. Cunningham, Jr.
Title:	Trustee

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Melissa D. Spangler
Name:	Melissa D. Spangler
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Auchincloss & Ong Family Trust (d/d 5/5/98)
Name of Entity (Print or Type)

By:	/s/ Belita Ong
Name of Entity (Print or Type): Belita Ong
Its: Trustee
(Complete above if another entity signs for entity listed above)

By:	/s/ James Gordon Auchincloss
	Name:	James Gordon Auchincloss
	Title:	Trustee
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Jonathan F.P. Rose
Name:	Jonathan F.P. Rose
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ John Huntz
Name:	John Huntz
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ P. Ramsay Battin
Name:	P. Ramsay Battin
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Name of Entity (Print or Type)

By:	Jamie Trust
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Jamie McCourt, Trustee
	Name:	Jamie McCourt
	Title:	Trustee
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	Linnea J. Geiss
Name:
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Linnea J. Geiss
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Donald R. Young
Name:	Donald R. Young
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ John F. Fairbanks
Name:	John F. Fairbanks
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Edward Lamont
Name:	Edward Lamont
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Aerogel Korea
Name of Entity (Print or Type)

By:	Aerogel Korea
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Joo Young Park
	Name:	Joo Young Park
	Title:	CEO
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Dalsuk Youn
Name:	Dalsuk Youn
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

FORTE VENTURES L.P.

By:	Forte Capital Management L.L.C., its general partner

	By:	Hawkins Ventures, Inc., as Manager

		By:	/s/ Thomas N. Hawkins

Thomas N. Hawkins, President & CEO

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Jae S. Lee
Name:	Jae S. Lee
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	Junho Lee
Name:
Title:

ENTITY:

Junhoo Lee
Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Junho Lee
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Maricamp LLC
Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ John A. Galat
	Name:	John A. Galat
	Title:	Owner
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:
Name:
Title:

ENTITY:

Protos, L.L.C.
Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:	/s/ Thomas H. Grant
	Name:	Thomas H. Grant
	Title:	Manager
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Richard M.C. Glenn III
Name:	Richard M.C. Glenn III
Title:

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]

IN WITNESS WHEREOF, the parties hereto have executed this Note Modification Agreement as of the date first written above.

“Purchaser”

INDIVIDUAL:

By:	/s/ Soo Young & Myung Sook Chung
Name:	Soo Young & Myung Sook Chung
Title:	Joint tenants by entireties

ENTITY:

Name of Entity (Print or Type)

By:
Name of Entity (Print or Type):
Its:
(Complete above if another entity signs for entity listed above)

By:
Name:
Title:
(Signature, name and title for individuals signing for entity)

[Signature Page to Note Modification Agreement – December 2011 NPA Notes]